EXHIBIT 10.18

                                 TERMINATION OF
             ASSIGNMENT OF DRILLING CONTRACT REVENUES AND EARNINGS

        THIS AGREEMENT dated as of November 29, 1995, among Reading & Bates Corporation, a corporation organized and existing under the laws of the State of Delaware ("RBC"), Reading & Bates Drilling Co., a corporation organized and existing under the laws of the State of Oklahoma ("RBD"), Reading & Bates Exploration Co., a corporation organized and existing under the laws of the State of Oklahoma ("RBX")and Reading and Bates, Inc., a corporation organized and existing under the laws of the State of Oklahoma ("RBI"), (RBC, RBD, RBX and RBI being referred to hereafter collectively as the "Original Borrowers" or "Assignors") and Bank One, Texas, N.A., a national banking association, as Trustee (the "Assignee").

                              W I T N E S S E T H:

        WHEREAS, pursuant to the Credit Facility Agreement dated as of March 27, 1991, as amended May 24, 1991, June 28, 1991, August 30, 1991, June
  30, 1992 and February 23, 1993 (as so amended, the "Original Credit Agreement"), Internationale Nederlanden Bank, N. V. (formerly known as NMB Postbank Groep, N.V., the "Lender") agreed to provide funding to certain of the Original Borrowers in the aggregate principal amount of up to USD 112,000,000; and

        WHEREAS, the Original Borrowers (the "Assignors"), as security for their obligations under the Original Credit Agreement, entered into that Assignment of Drilling Contract Revenues and Earnings dated March 29, 1991 (as amended, from time to time, the "Assignment");

        WHEREAS, with Reading and Bates Borneo Drilling Co., Ltd., a corporation organized and existing under the laws of the State of Oklahoma ("RBB") and Reading & Bates (A) Pty. Ltd., a corporation organized and existing under the laws of Australia ("RBA"), the Original Borrowers and the Lender amended and restated the Original Credit Agreement pursuant to the terms of that certain Amended and Restated Credit Facility Agreement dated as of April 27, 1995, as amended (as so amended, the "Restated Credit Agreement"); and

        WHEREAS, the Original Borrowers, RBB, RBA and the Lender have agreed to terminate the Restated Credit Agreement and for Lender to release all collateral given in security for the obligations of the Original Borrowers, RBB and RBA thereunder, including this Assignment, as follows.

        NOW THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trustee, upon instructions of the Lender, agrees to terminate and release the Assignment, effective as of the date hereof, as follows.

        1. The Assignment is terminated, effective as of the date hereof, and the Original Borrowers are released from any and all obligations thereunder.

        2. The Trustee agrees to execute and deliver to the Original Borrowers any and all UCC-3 Termination Statements for filing in all relevant jurisdictions.

        All capitalized terms used herein but not defined herein shall have the meanings given to them in the Assignment.

  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AND MAY NOT BE AMENDED OR CHANGED EXCEPT BY AN INSTRUMENT IN WRITING.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Termination Agreement on the date first written above.


                                      READING & BATES CORPORATION


                                      By:
                                            Name:
                                            Title:


                                      READING & BATES DRILLING CO.


                                      By:
                                            Name:
                                            Title:


                                      READING & BATES EXPLORATION CO.


                                      By:
                                            Name:
                                            Title:


                                      READING AND BATES, INC.


                                      By:
                                            Name:
                                            Title:


                                      BANK ONE, TEXAS, N.A., as Trustee


                                      By:   __________________________
                                            Name:  ___________________
                                            Title: ___________________